                                                                   EXHIBIT 10.11

THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]



                               ROY F. WESTON, INC.


                               Severance Agreement


        Severamce Agreement ("Agreement") made effective as of August 19, 1996 between Roy F. Weston Inc., a Pennsylvania corporation, ("Weston") and Steven

C. Vorndran ("Vorndran").

                                    Backgroud

        Vorndran is currently Weston's Executive Vice President.

        Weston and Vorndran have a written agreement with respect to Vorndran's employment ("Full-Time Employment Agreement") dated as of March 13, 1989, which is attached herto as Exhibit A.

        Weston and vorndran have entered into (i) six separate Non-Qualified

Stock Option Agreements covering grants made on each of May 2, 1990, March 31,

1992, February 8, 1993, February 14, 1994, February 13, 1995 and February 26,

1996, respectively, attached herto as Exhibits B-1 through B-6 and (ii) a

Supplemental Retirement Agreement dated as of July 1, 1995, attached herto as

Exhibit C. The agreements referred to in the preceding sentence are collectively referred to as the "Benefit Agreements".

        Weston and Vorndran agree that it would serve the best interests of each to provide Vorndran with certain additional benefits in consideration of

Vorndran's agreement to terminate his employment with Weston.




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THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED
PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]



                                Agreement


        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

        1.      Resignation Date. Effective as of August 19, 1996, Vorndran has
                ----------------
resigned from his position as  Weston's Executive Vice President, his position as an officer and director with any "Weston affiliate" (as defined in Section 3(b)) and from his employment with Weston.

        2.      Severance Benefits and Payment Conditions. In consideration of
                -----------------------------------------
Vorndran's resignation and Vorndran's agreements and undertakings under Section

3 hereof, Vorndran shall receive the severance benefits set forth herein provided Vorndran satisfies each of the requirements of Section 3 hereof. Vorndran's entitlements under the Benefit Agreements and any employee benefit plan, including Weston's vacation plan, applicable to a class of Weston employees which includes Vorndran shall be as provided for therein without regard to this Agreement, except as expressly provided under Section 2 or 3 hereof. The severance benefits under this Agreement are as set forth below:

                (a) Salary Continuation. Weston shall pay Vorndran $16,667 per
                    -------------------
month for a period fo nine months, commencing September 1, 1996 and ending May

31, 1997.  Weston shall make the payments under this subsection on its reqular payroll payment dates for



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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


employees. If Vorndran dies before the last payment, the remaining payments shall be paid to his estate.





                (b)     Automobile. Weston shall permit Vorndran to use the
                        ----------
automobile which it currently has under lease for his use and shall pay

Vorndran's expenses associated therewith that it currently pays until February

19, 1997.

                (c)     Salary-At-Risk. Weston shall pay Vorndran the amount he
                        --------------
earned under its Salary-At-Risk Program for the calendar quarter ended

September 30, 1996. Weston shall make the payment on or about the date Weston makes Salary-At-Risk payments to participating employees.


                (d)     Supplemental Retirement Agreement. The annual amount
                        ---------------------------------
payable under the Supplemental Retirement Agreement commencing at age 65 shall be $10,000 per year. For purposes of the supplemental Retirement Agreement,

Vorndran's termination shall be treated as an involuntary termination of employment under Section 6 of the Supplemental Retirement Agreement for a

reason which is not a forfeiture condition under Section 9 of the Supplemental

Retirement Agreement; provided, however, that Vorndran's right to receive payments under the Supplemental Retirement Agreement shall remain conditioned on




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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


Vorndran's compliance with the provisions of Section 9 of the Supplemental

Retirement Agreement.


                (e)     Medical Benefits. Weston shall provide medical, dental
                        ----------------
and prescription plan benefits for Vorndran on the same basis with respect to cost sharing and benefits as in effect for active employees for a period of six months commencing August 20, 1996 and ending February 19, 1997, or until he sooner elects that such coverages cease. After such six-month period, Vorndran may elect continuation coverage completely at his own expense as provided by law.

        3.      Vorndran's Agreements and Undertakings.
                ---------------------------------------

                (a)     Cooperation Requirement. During the severance period
                        -----------------------
(9/1/96 through 5/31/97) at Weston's reasonable request, Vorndran shall provide

Weston such information pertaining to his employment with Weston as he may have and assist Weston to transfer his duties to such successor or successors as

Weston may designate. Weston shall reimburse Vorndran for all reasonable expenses he incurs in fulfilling his obligations under the preceding sentence.

                (b)     Non-Competition Requirement. Vorndran shall not,
                        ---------------------------
without Weston's prior written approval, either directly or indirectly, for his own account or for the a period of two years from and after August 20, 1996:


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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


                        (i) engage in any act or solicitation which undermines

or jeopardizes Weston in its provision of services to its clients;

                        (ii) engage in any act which undermines or jeopardizes

any business relationship, discussion, negotiation or proposal between Weston and its clients or prospective clients, which relationship, discussion,

negotiation or proposal began or was made on or before August 19, 1996 and was known to Vorndran;
                        (iii) use or disclose any confidential or proprietary

information or trade secrets of Weston. (Notwithstanding the two year period described in the introductory sentence of this paragraph 3(b), the prohibition in this paragraph 3(b)(iii) shall not be limited in time.);

                        (iv) solicit, recruit or otherwise induce any Weston

employee to leave the employment of Weston;

                        (v) solicit or otherwise induce any person or entity

which has an existing business relationship with Weston (which is known to

Vorndran) to alter the terms of the relationship adversely to Weston or to terminate the relationship;

                        (vi) solicit or otherwise induce any person or entity

with which Weston has a prospective business relationship (which is known to

Vorndran) not to enter into the relationship, or to alter the terms of the prospective business relationship adversely to Weston;


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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


                        (vii) compete with Weston, or assist or render

services to any person or entity on matters which compete with Weston, with respect to (A) services or goods of the type which are provided or planned to be provided by Weston and of which Vorndran learned or learns as a result of his employment or other affiliation with AsiaStar, or (B) services or goods of the type which Weston provided to any client during the period of Vorndran's employment by Weston.

        For purposes of this Section: "Weston" shall mean Weston and any Weston affiliate; "Weston affiliate" shall mean any business in which Weston owns directly or indirectly at least 50% of the equity interests or at least 50% of the profit interests; and "AsiaStar" shall mean the entity known as AsiaStar

Infrastructure Development Group (Malaysia) Sdn. Bhd., its principals and affiliates. This Section supersedes the non-competition covenant of Section 8 of the Full-Time Employment Agreement.

        If Vorndran violates any provision of this paragraph 3(b), Weston's obligation to make payments or provide benefits under Section 2, other than payments under the Supplemental Retirement Agreement, shall terminate and

Weston shall have all of the rights and remedies provided for in Section 12(b)

hereof as well as restitution of payments made and the cost of benefits provided under this Agreement, net of any moneys he would have been entitled to pursuant to his employment agreement and the Supplemental Retirement Agreement.


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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


        Weston agrees that if Vorndran is offered a position with AsiaStar, it shall not be a violation of any provision of this agreement for Vorndran to accept such position and perform all duties assigned to him by AsiaStar or that

AsiaStar requires him to perform, provided that in the performance of those duties Vorndran does not engage in any act prohibited in paragraphs 3(b)(i)

through (vii) above.

        (c)     Confidentially Requirements. Except as hereafter provided,
                ---------------------------
Vorndran and Weston shall keep the circumstances of Vorndran's employment and employment termination and the terms of this Agreement, including,

without limitation, the salary continuation and other benefits provided hereunder, confidential and shall not disclose them to anyone.

Vorndran may disclose (i) the terms of this Agreement to his spouse or to his attorney or accountant to the extent necessary to determine his tax liability or other legal obligations and (ii) the terms of Section 3(b) hereof to a prospective employer, partner or joint venturer. Weston may disclose the terms of this Agreement to its attorneys and accountants to the extent necessary to determine its tax liability or other legal obligations or as may be necessary to comply with applicable law.

        (d)     Release. Vorndran shall deliver an effective release to Weston
                -------
in the form attached hereto as Exhibit D.


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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


        4.      Acceleration Election. Weston may, at its option, at any time
                ---------------------
or from time to time, in its absolute and sole discretion, accelerate the time and the manner of making any one or more payments required by this Agreement.

        5.      Non-Alienation. None of the rights or payments contemplated
                --------------
under this Agreement may be sold, given away, assigned, transferred, pledged,

mortgaged, alienated, hypothecated or in any way encumbered or disposed of by

Vorndran, or any executor, administrator, heir, legatee, distributee, relative or any other person or entity, whether or not in being, claiming under Vorndran by virtue of this Agreement, and none of the rights or benefits contemplated by this Agreement shall be subject to execution, attachment or similar process.

Any sale, gift, assignment, transfer, pledge, mortgage, alienation,

hypothecation or encumbrance, or other disposition of this Agreement or of such rights or benefits contrary to the forgoing provisions, or the levy or any attachment or similar process thereon, shall be null and void and without effect.

        6.      Taxes.  Weston shall withhold from payments to Vorndran and
                -----
remit to the appropriate government agencies such payroll taxes and income withholding as Weston determines is or may be necessary under applicable law with respect to amounts paid under this Agreement.


        7.      General Obligation.  The rights and benefits of Vorndran
                ------------------
hereunder shall be solely those of an unsecured creditor of Weston.


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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


        8.  Waiver of Breach.  Weston's failure to insist upon strict
            ----------------
compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall Weston's waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

        9.  Modificiation.  This Agreement shall not be modified or amended
            -------------
except by written instrument duly executed by Weston and Vorndran.

       10.  Severability. If any clause, sentence, paragraph, section, or part
            ------------
of this Agreement shall be held by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate any of the other parts hereof.

       11.  Notices.  Any notice required or permitted to be given under this
            -------
Agreement shall be sufficient if in writing and either hand-delivered to the addressee or sent by registered or certified mail, if to Vorndran, to

Vorndran's address as shown on Weston's books, and if to Weston, addressed to both the Chairman of Weston's Board of Directors and Weston's Chief Executive

Officer at Weston's principal business office located at One Weston Way, West

Chester, Pennsylvania 19380-1499 or such other address as Weston or Vorndran may designate in writing.









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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


        12.  Arbitration.
             -----------

                (a)  General.  Except as provided in Section 12(b) below, any
                     -------
controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in the City of Philadelphia in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrator shall be final and binding upon the parties, and judgment upon the decision rendered in such arbitration may be entered in any court having jurisdiction.

                (b) Non-Competition Requirements. Weston may enforce its rights
                    ----------------------------
under Section 3(b) hereof without regard to Section 12(a), above. Weston shall be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief against Vorndran, in addition to damages and an equitable accounting of all profits or benefits arising from such violation,

which rights shall be cumulative and in addition to any other rights or remedies to which Weston may be entitled.

        13.  Binding Agreement.  This Agreement shall inure to the benefit of
             -----------------
and be binding upon Weston and its successors, whether by merger,

consolidation, stock purchase, acquisition of substantially all of Weston's business assets, or otherwise and upon Vorndran, his heirs and legal representatives. This Agreement shall not be assignable by Vorndran and shall be assignable by Weston only to a person or entity which may become a successor in interest to Weston and which is bound hereby.





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



THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION AND SHALL NOT BE DISCLOSED PUBLICLY, EXCEPT AS MAY BE REQUIRED BY LAW [ NOTE: FOREGOING LEGEND NOT ON ORIGINAL OF THIS DOCUMENT]


        14.  Captions.  The captions of the various provisions shall not be
             --------
deemed a part of this Agreement and shall not be construed in any way to limit the contents hereof but are inserted herein only for reference and for convenience of the parties.

        15.  Governing State Law.  This Agreement may be executed at different
             -------------------
times in different places, but all questions concerning the construction or validity hereof, or relating to performance hereunder, shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.


        IN WITNESS WHEREOF, Weston has caused this Agreement to be executed by its duly authorized officers, and Vorndran has hereunto set his hand and seal as of the day and year first above written.


ROY F. WESTON, INC.


BY:  /s/                                        /s/
     ---------------------                      ------------------
     President                                  Steven C. Vorndran



Attest: /s/                                     /s/
       -------------------                      ------------------
                                                Witness


(Corporate Seal)
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